UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2025

RITHM PROPERTY TRUST INC.
(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway
New York, NY 10003
(Address of principal executive offices)

Registrant’s telephone number, including area code:
212-850-7770

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RPT	New York Stock Exchange
9.875% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RPT.PRC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
As reported in a Current Report on Form 8-K filed on December 19, 2025 by Rithm Property Trust Inc. (the "Company"), on December 19, 2025, in connection with the closing of the previously announced acquisition by Rithm Capital Corp., a Delaware corporation (“Rithm Capital”), of Paramount Group, Inc., a Maryland corporation, on December 19, 2025, the Company acquired an indirect minority interest (the “RPT PGRE Investment”) in Paramount Group Operating Partnership LP, a Delaware limited partnership (“PG Operating Partnership”), which through its affiliates and joint ventures owns a portfolio (the “Portfolio”) of commercial real estate properties.
In connection with the RPT PGRE Investment, the Company, through its wholly owned subsidiary RPT PGRE Holdings LLC, a Delaware limited liability company, entered into certain Contribution and Subscription Agreements pursuant to which it subscribed for an aggregate of approximately 3.9% of the limited partnership interests of Rithm PGRE Aggregator LP, a Delaware limited partnership (“Aggregator I”), and Rithm PGRE Aggregator II LP, a Delaware limited partnership (“Aggregator II” and, together with Aggregator I, collectively, the “Aggregators”), investment vehicles formed by Rithm Capital to own 100% of the interests in the PG Operating Partnership, in exchange for aggregate cash capital contributions to the Aggregators in the amount of $50.0 million. In addition, the Company committed to make, under certain circumstances, additional cash capital contributions to the Aggregators of up to $7.5 million, in the aggregate, in exchange for additional limited partnership interests in the Aggregators. The Company financed the RPT PGRE Investment with cash on hand.

The Portfolio consists of ten properties currently held by the PG Operating Partnership: 1633 Broadway, 1301 Avenue of the Americas, 1325 Avenue of the Americas, 31 W 52nd Street, 712 Fifth Avenue, 1600 Broadway and 900 3rd Avenue in New York, NY and One Market Plaza, 300 Mission Street and One Front Street in San Francisco, CA.

As of the closing of the RPT PGRE Investment, affiliates of Rithm Capital own the remaining limited partnership interests in the Aggregators not subscribed for by the Company. RCM GA Manager LLC, an affiliate of Rithm Capital, is the Company’s external manager. An affiliate of Rithm Capital, Rithm Asset Management LLC, a Delaware limited liability company, will serve as general partner of the Aggregators and will have authority to manage the Aggregators in accordance with the governing documents thereof. Rithm Capital will manage the Portfolio through Rithm Property Management LLC, a Delaware limited liability company, and other of its direct and indirect subsidiaries. Michael Nierenberg, the Company’s Chief Executive Officer and a member of its Board of Directors, serves as the Chairman of the Board of Directors and Chief Executive Officer of Rithm Capital. In addition, Nicola Santoro, Jr., the Company’s Chief Financial Officer and Chief Accounting Officer, serves as the Chief Financial Officer and the Chief Accounting Officer of Rithm Capital. Other than in respect of the above described transactions, there is no material relationship between Rithm Capital and the Company or any of the Company’s affiliates, directors or officers or any associate of the Company’s directors or officers.

This amendment provides the audited consolidated financial statements required by Item 2.01 and Item 9.01(a) of Form 8-K and the narrative disclosure of the financial statement impact required by Item 2.01 and Item 9.01(b) of Form 8-K. The remainder of the information contained in the Current Report on Form 8-K filed on December 19, 2025 is not amended hereby.

Item 9.01.	Financial Statements and Exhibits
(a)Financial statements of business acquired
The audited consolidated financial statements of Paramount Group, Inc. for the fiscal year ended December 31, 2024 and the unaudited consolidated financial statements for the nine months ended September 30, 2025 are included herein as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. In connection with the acquisition of an interest in substantially all of the key operating assets of Paramount Group, Inc., and as permitted by applicable SEC rules, the Company is filing the full audited consolidated financial statements of Paramount Group, Inc. (as well as unaudited interim consolidated financial statements), and adjustments reflecting the elimination of assets not acquired and liabilities not assumed are included as Exhibit 99.3.
(b)Pro Forma financial information

The Company has elected the fair value option for the transactions contemplated by the Transaction Agreement, which involve the acquisition of an equity method investee. Accordingly, the Company is not required to present full pro forma financial information under Article 11 and is instead providing the following narrative discussion of the expected effects of these transactions on its results of operations and balance sheet.

The Company previously disclosed that consummation of the transactions contemplated by the Transaction Agreement was expected to have a material impact on its U.S. GAAP financial statements. As of the closing date, the Company recorded a $50 million investment in the Aggregators—investment vehicles formed by Rithm Capital to own 100% of the interests in the PG Operating Partnership. The investment will be recorded as a component of other investments on the balance sheet and measured at fair value each reporting period. Realized gains and losses and changes in fair value will be recognized in the Company’s results of operations within other income (loss).
(d)Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited financial statements of Paramount Group, Inc. ("PGRE") (incorporated by reference to pages 65 through 101 of the Annual Report on Form 10-K filed by PGRE on February 27, 2025, File No. 1-36746)
99.2	Unaudited financial statements of PGRE (incorporated by reference to pages 3 through 27 of the Quarterly Report on Form 10-Q filed by PGRE on October 29, 2025, File No. 1-36746)
99.3	Schedule with Adjustments
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RITHM PROPERTY TRUST INC.

By:	/s/ Nicola Santoro, Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer

Dated: January 23, 2026